INVESCO EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED JUNE 30, 2021 TO THE
Statement of additional information dated AUGUST 28, 2020,
AS Revised september 30, 2020, As PREVIOUSLY SUPPLEMENTED
As of market close on June 30, 2021, Invesco Financial Preferred ETF (PGF) is no longer included in the Statement of Additional Information.
Please Retain This Supplement For Future Reference.
P-PS-TRUST I-SAI-SUP-3 063021